EXHIBIT 99.2
                                  ------------

                 Computational Materials and/or ABS Term Sheet.

CWHL0512_SUB, Class B1:Price/Yield

Deal Information
----------------
Deal Type:       Whole Loan         Gross WAC:      5.8748        Orig Deal Bal:   $955,000,000.00     WA Rem Term:   358
Cur Deal Bal:    $955,000,000.00    WA Amort Term:  358           Orig Collat Bal: $955,000,000.00     Pricing Speed: 300 PSA
Cur Collat Bal:  $955,000,000.00    No update found               Settle:          03/31/2005          Deal Closed:   03/30/2005
Next Pay:        04/25/2005         First Pay:      04/25/2005

Tranche Information
-------------------
Tranche              B1                Coupon                  5.3691             Type                     JUN_WAC
Cur Balance          5,730,000.00      Factor                  1.0000             Delay                    24
Accum Writedown      0.00              Orig Support (%)        0.90               Cur Support (%)          0.90
Int Rate Used        FORMULA           Floater Floor           0.0000             Floater Cap              999.000000
Contrib WAC          5.8748            Business Day            None               Daycount                 30/360
Orig Support ($)     8,595,000.00      Cur Basis               955,000,000.00     Orig Basis               955,000,000.00
Orig Subordinate     8,595,000.00      Cur Guaranty            0.00               Orig Guaranty            0.00
Orig Letter          0.00              Cur Reserve             0.00               Orig Reserve             0.00
Orig Excess Interest 0.00              Cur OC                  0.00               Orig OC                  0.00
Orig Fully Insured   No                Cur Writedown by Rules  No                 Orig Writedown by Rules  No


Orig Balance         5,730,000.00
Accrual Date         03/01/2005
Accum Int Shortfall  0.00
Freq                 Monthly
Cur Support ($)      8,595,000.00
Cur Subordinate      8,595,000.00
Cur Letter           0.00
Cur Excess Interest  0.00
Cur Fully Insured    No


----------------------------------------------------
Given: Price                           300 PSA
----------------------------------------------------
96-00          Yield                     5.9335
----------------------------------------------------
96-01          Yield                     5.9290
----------------------------------------------------
96-02          Yield                     5.9246
----------------------------------------------------
96-03          Yield                     5.9201
----------------------------------------------------
96-04          Yield                     5.9157
----------------------------------------------------
96-05          Yield                     5.9112
----------------------------------------------------
96-06          Yield                     5.9068
----------------------------------------------------
96-07          Yield                     5.9024
----------------------------------------------------
96-08          Yield                     5.8979
----------------------------------------------------
96-09          Yield                     5.8935
----------------------------------------------------
96-10          Yield                     5.8891
----------------------------------------------------
96-11          Yield                     5.8846
----------------------------------------------------
96-12          Yield                     5.8802
----------------------------------------------------
96-13          Yield                     5.8758
----------------------------------------------------
96-14          Yield                     5.8714
----------------------------------------------------
96-15          Yield                     5.8670
----------------------------------------------------
96-16          Yield                     5.8625
----------------------------------------------------
96-17          Yield                     5.8581
----------------------------------------------------
96-18          Yield                     5.8537
----------------------------------------------------
96-19          Yield                     5.8493
----------------------------------------------------
96-20          Yield                     5.8449
----------------------------------------------------
               WAL                       10.28
----------------------------------------------------

CWHL0512_SUB, Class B1:Price/Yield

Deal Information
----------------
Deal Type:       Whole Loan         Gross WAC:       5.8748        Orig Deal Bal:    $955,000,000.00    WA Rem Term:     358
Cur Deal Bal:    $955,000,000.00    WA Amort Term:   358           Orig Collat Bal:  $955,000,000.00    Pricing Speed:   300 PSA
Cur Collat Bal:  $955,000,000.00    No update found                Settle:           03/31/2005         Deal Closed:     03/30/2005
Next Pay:        04/25/2005         First Pay:       04/25/2005

Tranche Information
-------------------
Tranche               B1                Coupon                   5.3691             Type                       JUN_WAC
Cur Balance           5,730,000.00      Factor                   1.0000             Delay                      24
Accum Writedown       0.00              Orig Support (%)         0.90               Cur Support (%)            0.90
Int Rate Used         FORMULA           Floater Floor            0.0000             Floater Cap                999.000000
Contrib WAC           5.8748            Business Day             None               Daycount                   30/360
Orig Support ($)      8,595,000.00      Cur Basis                955,000,000.00     Orig Basis                 955,000,000.00
Orig Subordinate      8,595,000.00      Cur Guaranty             0.00               Orig Guaranty              0.00
Orig Letter           0.00              Cur Reserve              0.00               Orig Reserve               0.00
Orig Excess Interest  0.00              Cur OC                   0.00               Orig OC                    0.00
Orig Fully Insured    No                Cur Writedown by Rules   No                 Orig Writedown by Rules    No


Orig Balance          5,730,000.00
Accrual Date          03/01/2005
Accum Int Shortfall   0.00
Freq                  Monthly
Cur Support ($)       8,595,000.00
Cur Subordinate       8,595,000.00
Cur Letter            0.00
Cur Excess Interest   0.00
Cur Fully Insured     No


------------------------------------------------------------------------
Given: Price                                                300 PSA
------------------------------------------------------------------------
               Principal Window                           Apr05 to Jan35
------------------------------------------------------------------------
               Principal Writedown                          0.00 (0.00%)
------------------------------------------------------------------------
               Maturity #mos                                         358
------------------------------------------------------------------------
               Total Collat Loss(Entitled)                  0.00 (0.00%)
------------------------------------------------------------------------
               Total Collat Loss by Group(Entitled)         0.00 (0.00%)
------------------------------------------------------------------------
               Prepay Rate                                       300 PSA
-------------------------------------------------------------------------------

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Yield Curve  Mat    1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
             Yld  2.514   2.754   2.983   3.592   3.760   4.010   4.519   4.718

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